CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
NET REVENUES	$ 64,359	$ 6,291	$ 8,360
COST OF REVENUES	36,892	2,259	2,837
GROSS PROFIT	27,467	4,032	5,523
RESEARCH AND DEVELOPMENT EXPENSES	16,491	17,419	24,862
SELLING, MARKETING AND BUSINESS DEVELOPMENT EXPENSES	49,285	18,333	12,486
GENERAL AND ADMINISTRATIVE EXPENSES	25,375	11,481	7,506
OPERATING LOSS	63,684	43,201	39,331
FINANCIAL INCOME	270	1,335	678
FINANCIAL EXPENSES	12,759	438	167
FINANCIAL EXPENSES (INCOME), net	12,489	(897)	(511)
LOSS AND COMPREHENSIVE LOSS FOR THE YEAR	$ 76,173	$ 42,304	$ 38,820
LOSS PER ORDINARY SHARE, basic and diluted (U.S. dollars):	$ 0.21	$ 0.14	$ 0.17